DELAWARE LIFE INSURANCE COMPANY (THE “COMPANY”)

POWER OF ATTORNEY

I, Dennis A. Cullen, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, Kathleen A. McGah and Christine McGeough, as my attorneys-in-fact, each of whom may act individually, on my behalf to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 (the “1933 Act”) and/or the Investment Company Act of 1940 (the “1940 Act”), pertaining to all variable accounts of the Company and all variable products issued or to be issued by the Company, including but not limited to, the following:

Delaware Life Variable Account F (1940 Act Registration # 811-05846)

1933 Act File Nos.	033-41628 (Regatta Gold and Regatta Platinum)
333-74844 (Masters Flex)
333-83516 (Masters Choice)
333-83362 (Masters Extra)
333-168712 (Masters Flex II)
333-168710 (Masters Choice II)
333-225901 (Masters Prime)
333-238865 (Accelerator Prime)

Delaware Life Variable Account G (1940 Act Registration # 811-07837)

1933 Act File Nos.	333-65048 (Futurity Corporate VUL)
333-111688 (Large Case VUL)

Delaware Life Variable Account I (1940 Act Registration # 811-09137)

1933 Act File Nos.	333-143353 (Executive VUL)
333-143354 (Prime VUL)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2021.

Dennis A. Cullen

DELAWARE LIFE INSURANCE COMPANY (THE “COMPANY”)

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, Kathleen A. McGah and Christine McGeough, as my attorneys-in-fact, each of whom may act individually, on my behalf to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 (the “1933 Act”) and/or the Investment Company Act of 1940 (the “1940 Act”), pertaining to all variable accounts of the Company and all variable products issued or to be issued by the Company, including but not limited to, the following:

Delaware Life Variable Account F (1940 Act Registration # 811-05846)

1933 Act File Nos.	033-41628 (Regatta Gold and Regatta Platinum)
333-74844 (Masters Flex)
333-83516 (Masters Choice)
333-83362 (Masters Extra)
333-168712 (Masters Flex II)
333-168710 (Masters Choice II)
333-225901 (Masters Prime)
333-238865 (Accelerator Prime)

Delaware Life Variable Account G (1940 Act Registration # 811-07837)

1933 Act File Nos.	333-65048 (Futurity Corporate VUL)
333-111688 (Large Case VUL)

Delaware Life Variable Account I (1940 Act Registration # 811-09137)

1933 Act File Nos.	333-143353 (Executive VUL)
333-143354 (Prime VUL)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2021.

Michael K. Moran

POWER OF ATTORNEY

I, David E. Sams Jr., hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, Kathleen A. McGah and Christine McGeough, as my attorneys-in-fact, each of whom may act individually, on my behalf to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 (the “1933 Act”) and/or the Investment Company Act of 1940 (the “1940 Act”), pertaining to all variable accounts of the Company and all variable products issued or to be issued by the Company, including but not limited to, the following:

Delaware Life Variable Account F (1940 Act Registration # 811-05846)

1933 Act File Nos.	033-41628 (Regatta Gold and Regatta Platinum)
333-74844 (Masters Flex)
333-83516 (Masters Choice)
333-83362 (Masters Extra)
333-168712 (Masters Flex II)
333-168710 (Masters Choice II)
333-225901 (Masters Prime)
333-238865 (Accelerator Prime)

Delaware Life Variable Account G (1940 Act Registration # 811-07837)

1933 Act File Nos.	333-65048 (Futurity Corporate VUL)
333-111688 (Large Case VUL)

Delaware Life Variable Account I (1940 Act Registration # 811-09137)

1933 Act File Nos.	333-143353 (Executive VUL)
333-143354 (Prime VUL)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2021.

David E. Sams, Jr.

DELAWARE LIFE INSURANCE COMPANY (THE “COMPANY”)

POWER OF ATTORNEY

I, Daniel J. Towriss, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, Kathleen A. McGah and Christine McGeough, as my attorneys-in-fact, each of whom may act individually, on my behalf to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 (the “1933 Act”) and/or the Investment Company Act of 1940 (the “1940 Act”), pertaining to all variable accounts of the Company and all variable products issued or to be issued by the Company, including but not limited to, the following:

Delaware Life Variable Account F (1940 Act Registration # 811-05846)

1933 Act File Nos.	033-41628 (Regatta Gold and Regatta Platinum)
333-74844 (Masters Flex)
333-83516 (Masters Choice)
333-83362 (Masters Extra)
333-168712 (Masters Flex II)
333-168710 (Masters Choice II)
333-225901 (Masters Prime)
333-238865 (Accelerator Prime)

Delaware Life Variable Account G (1940 Act Registration # 811-07837)

1933 Act File Nos.	333-65048 (Futurity Corporate VUL)
333-111688 (Large Case VUL)

Delaware Life Variable Account I (1940 Act Registration # 811-09137)

1933 Act File Nos.	333-143353 (Executive VUL)
333-143354 (Prime VUL)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2021.

Daniel J. Towriss

DELAWARE LIFE INSURANCE COMPANY (THE “COMPANY”)

POWER OF ATTORNEY

I, Fang L. Wang, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, Kathleen A. McGah and Christine McGeough, as my attorneys-in-fact, each of whom may act individually, on my behalf to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 (the “1933 Act”) and/or the Investment Company Act of 1940 (the “1940 Act”), pertaining to all variable accounts of the Company and all variable products issued or to be issued by the Company, including but not limited to, the following:

Delaware Life Variable Account F (1940 Act Registration # 811-05846)

1933 Act File Nos.	033-41628 (Regatta Gold and Regatta Platinum)
333-74844 (Masters Flex)
333-83516 (Masters Choice)
333-83362 (Masters Extra)
333-168712 (Masters Flex II)
333-168710 (Masters Choice II)
333-225901 (Masters Prime)
333-238865 (Accelerator Prime)

Delaware Life Variable Account G (1940 Act Registration # 811-07837)

1933 Act File Nos.	333-65048 (Futurity Corporate VUL)
333-111688 (Large Case VUL)

Delaware Life Variable Account I (1940 Act Registration # 811-09137)

1933 Act File Nos.	333-143353 (Executive VUL)
333-143354 (Prime VUL)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2021.

Fang L. Wang